
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Description of Capital Transaction                               Years ended

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                                  December 28,   December 30,   December 31,   December 25,  December 26,
                                     1996           1995           1994           1993          1992
                                  ------------   ------------   ------------   ------------  ------------


Shares issued and outstanding
  December 28, 1991               1,019,319      1,019,319      1,019,319      1,019,319     1,019,319

Acquisition of treasury stock        (2,926)        (2,926)        (2,926)        (2,926)       (2,194)
Acquisition of treasury stock        (2,541)        (2,541)        (2,541)        (1,578)          -
Acquisition of treasury stock        (5,334)        (5,334)        (2,622)           -             -
Acquisition of treasury stock        (5,991)          (750)           -              -             -
Acquisition of treasury stock        (2,215)           -              -              -             -
                                  ---------      ---------      ---------      ---------     ---------


Weighted average number of
  shares outstanding              1,000,312      1,007,768      1,011,230      1,014,815     1,017,125
                                  ---------      ---------      ---------      ---------     ---------
                                  ---------      ---------      ---------      ---------     ---------



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Note:

The effects of the treasury stock transactions on the weighted average number of shares outstanding are calculated as follows:

1992
----

2,926 shares times 273 days divided by 364 days equals 2,194.

1993
----

2,541 shares times 226 days divided by 364 days equals 1,578.

1994
----

2,934 shares times 280 days divided by 371 days equals 2,215.
2,400 shares times 63 days divided by 371 days equals 407.

1995
----

3,000 shares times 91 days divided by 364 days equals 750.
2,991 shares times 0 days divided by 364 days equals 0.

1996
----

1,900 shares times 301 days divided by 364 days equals 1,571.
2,575 shares times 91 days divided by 364 days equals 644.